UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2019
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 37th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01  Entry into Material Definitive Agreement

Travelzoo (the “Company”), from time to time, engages in share repurchases and on November 6, 2019, the Company entered into a Stock Repurchase Agreement (the “SRA”) with Holger Bartel to repurchase an aggregate of 200,000 shares of the Company’s common stock at a price of $10.05 per share. The SRA provides that the purchase price is based on the 10-day volume weighted average price calculated using the VWAP function on Bloomberg, from the dates of October 22, 2019 through and including November 4, 2019, less 4.4%. The aggregate purchase price of $2,010,000 is payable in two installments.

Prior to the execution of the SRA and because Mr. Bartel is an executive officer of the Company, the Company’s board of directors delegated to its compensation committee, which consists of independent and disinterested directors, the exclusive power and authority to determine whether any potential transaction to acquire shares from Mr. Bartel was advisable, fair to and in the best interests of the Company and its stockholders, other than Mr. Bartel. In connection with its determination, the compensation committee engaged independent legal counsel and an independent financial advisor and unanimously approved the SRA. The SRA contains customary terms for transactions of this type, including, but not limited to, representations and warranties made by the Company and Mr. Bartel.

The foregoing description of the SRA does not purport to be complete and is qualified in its entirety by reference to the SRA, a copy of which is attached as Exhibit 10.1, and which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	November 12, 2019	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.4	Stock Repurchase Agreement between Travelzoo and Holger Bartel, dated November 6, 2019